RETAINED EARNINGS (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
RETAINED EARNINGS
Minimum percentage of net income allocated to statutory reserve	10.00%
Maximum percentage of statutory reserve related to registered capital	50.00%
PRC statutory reserve	$ 24,884	¥ 171,090	¥ 168,746
Unreserved retained earnings	70,045	481,597	1,347,779
Total retained earnings	$ 94,929	¥ 652,687	¥ 1,516,525